DELAWARE VIP® TRUST

Delaware VIP Capital Reserves Series
(the "Series")

Supplement to the Series' Prospectuses
dated April 29, 2008

On August 20, 2008, the Board of Trustees of Delaware VIP Trust approved changes to the Series' investment objective, investment strategies, and policies to reposition the Series as a limited-term fixed income fund. The new investment strategies and policies will broaden the types of fixed income securities the Series may invest in, and permit the Series to invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets, and up to 20% of its assets in high yield securities. Under the Series' new investment strategies and policies, the investment manager will limit the Series' non-U.S. dollar currency exposure to no more than 10% of its net assets. The Series' current investment objective seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. The Series' new investment objective will seek maximum total return, consistent with reasonable risk. In connection with these changes, the Series is expected to change its name to Delaware VIP Limited-Term Diversified Income Series.

In addition, in connection with the repositioning of the Series as a limited-term fixed income fund, the Series' performance will be measured against a new benchmark that the investment manager believes is a more accurate benchmark of the Series' investments. The Series' current benchmark is the Merrill Lynch 1-3 Year Treasury Index. To reflect the Series' new strategy, the Series' performance will be measured against the Barclays Capital 1-3 Year Government/Credit Index.

The changes to the Series' investment objective, investment strategies, policies, and benchmark described in the paragraph above will essentially create a different fund that does not primarily invest in short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments secured by U.S. government securities; and debt securities issued by U.S. corporations. A complete description of the investment objective and investment strategies is described below. These changes become effective 60 days after the date of this Supplement.

All references to "Delaware VIP Capital Reserves Series" are hereby replaced with "Delaware VIP Limited-Term Diversified Income Series."

The following replaces the section entitled, "Overview: Delaware VIP Capital Reserves Series - What is the Series' investment objective?":

Overview: Delaware VIP Limited-Term Diversified Income Series

What is the Series' investment objective? Delaware VIP Limited-Term Diversified Income Series seeks maximum total return, consistent with reasonable risk. Although the Series will strive to achieve its objective, there is no assurance that it will.

The following replaces the section entitled, "Overview: Delaware VIP Capital Reserves Series - What are the Series' main investment strategies?":

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 80% of its net assets in investment-grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Investment grade fixed income securities are securities rated at least BBB by Standard & Poor's (S&P) or Fitch, Inc. (Fitch), Baa3 by Moody's Investors Service (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Series will maintain an average effective duration from one to three years. The Series' investment manager, Delaware Management Company (Manager or we), will determine how much of the Series' assets to allocate among the different types of fixed income securities in which the Series may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies and, subject to the limitations described below, non-U.S. companies. The Series may also invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government, and, subject to the limitations described below, securities issued by foreign governments.

Additionally, the Series may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, non-government entities. The Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Series may invest up to 20% of its assets in below investment grade securities. In general, the below-investment grade securities that the Series may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's or similarly rated by another NRSRO.

The Series may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series' total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

The following replaces the section entitled, "Overview: Delaware VIP® Capital Reserves Series - What are the main risks of investing in the Series?":

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. The Series will be affected primarily by changes in bond prices and interest rates. The market value of fixed income securities generally falls when interest rates rise.

Investments in high yield, high risk or "junk" bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Series. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors.

The Series will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Series may be forced to re-deploy its assets in lower yielding securities.

The Series' investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risks not typically associated with investing in bonds issued by U.S. companies, including political instability, foreign economic conditions, and inadequate regulatory and accounting standards. To the extent that the Series invests in foreign fixed income securities, the value of these securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. In addition, investments in emerging markets are subject to greater risks than investments in more developed countries, including risks of political or economic instability, expropriation, adverse changes in tax laws and currency controls. Moreover, there is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid and subject to greater price volatility than are developed markets. The Series' investments in foreign securities may also be subject to currency risk. Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to the special risks associated with those activities.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The following replaces the sections entitled, "Overview: Delaware VIP® Capital Reserves Series - Who should invest in the Series" and "Overview: Delaware VIP Capital Reserves Series - Who should not invest in the Series":

Who should invest in the Series
-Investors with intermediate or long-term financial goals
-Investors who would like an investment offering allocation across key types of fixed-income securities
-Investors seeking a fixed income investment focusing on total return

Who should not invest in the Series
-Investors with very short-term financial goals
-Investors who are unwilling to accept share prices that may fluctuate, especially over the short term
-Investors who want an investment with a fixed share price, such as a money market fund
-Investors seeking current income

The following paragraph is hereby inserted as the second paragraph under section entitled, "How has the Series performed?":

On April 14, 2009, the Series' investment objective, strategies and policies will be changed to permit it to invest in a diversified portfolio of limited-term fixed income securities. These changes allow the Series to invest in a broader range of fixed income securities, including U.S. government securities and foreign government securities and corporate and high yield securities of domestic and foreign issuers.

With respect to the Standard Class Share Prospectus only, the following is added to the chart entitled, "Average annual returns for periods ending 12/31/07" in the section entitled, "How has the Series performed?":

Barclays Capital 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses, or taxes)
6.83%
3.38%
4.99%

With respect to the Service Class Share Prospectus only, the following is added to the chart entitled, "Average annual returns for periods ending 12/31/07" in the section entitled, "How has the Series performed?":

Barclays Capital 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses, or taxes)
6.83%
3.38%
5.01%

The following replaces the paragraph under the chart entitled, "Average annual returns for periods ending 12/31/07" in the section entitled, "How has the Series performed?":

The Series' returns above are compared to the performance of the Barclays Capital 1-3 Year Government/Credit Index and the Merrill Lynch 1-3 Year Treasury Index. The Barclays Capital 1-3 Year Government/Credit Index, formerly the Lehman Brothers 1-3 Year Government/Credit Index, is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years. The Merrill Lynch 1-3 Year Treasury Index generally tracks the market for U.S. Treasury securities with maturities of one to three years. It is important to note that, unlike the Series, the Indices are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

With respect to the Standard Class Prospectus only, the footnote below (*) regarding the Series' benchmark is hereby added under the chart entitled, "Average annual returns for periods ending 12/31/07" in the section entitled, "How has the Series performed?":

* The Barclays Capital 1--3 Year Government/Credit Index is replacing the Merrill Lynch 1-3 Year Treasury Index as the Series' benchmark. As a result of the changes in the Series' investment objective and strategies, as described above, the Manager believes that the Barclays Capital 1-3 Year Government/Credit Index is a more accurate benchmark of the Series' investments. The Merrill Lynch 1-3 Year Treasury Index may be excluded from this comparison in the future.

With respect to the Service Class Prospectus only, the footnote below (**) regarding the Series' benchmark is hereby added under the chart entitled, "Average annual returns for periods ending 12/31/07" in the section entitled, "How has the Series performed?":

** The Barclays Capital 1-3 Year Government/Credit Index is replacing the Merrill Lynch 1-3 Year Treasury Index as the Series' benchmark. As a result of the changes in the Series' investment objective and strategies, as described above, the Manager believes that the Barclays Capital 1-3 Year Government/Credit Index is a more accurate benchmark of the Series' investments. The Merrill Lynch 1-3 Year Treasury Index may be excluded from this comparison in the future.

The following replaces the section entitled, "How we manage the Series - Our investment strategies":

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. Securities in which the Series may invest include, but are not limited to, the following:

-Securities issued or guaranteed by the U.S. government, such as U.S. Treasuries;
-Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);
-Investment-grade and below investment-grade corporate bonds;
-Non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBSs), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);
-Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
-Loan participations; and
-Short-term investments.

Under normal circumstances, the Series will invest at least 80% of its net assets in investment grade fixed income securities. The Series may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government.

The Series may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, non-government entities. The Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Series maintains an average effective duration from one to three years.

The Series may also invest up to 20% of its net assets in below investment grade securities. The Series may invest in domestic corporate debt obligations, including notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures. The Series will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.

The Series may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series' total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Central Bank, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.

The Series may invest in sponsored and unsponsored American depositary receipts, European depositary receipts, or global depositary receipts. The Series may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Series will invest in both rated and unrated foreign securities.

The Series may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Series may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Series transactions and to minimize currency value fluctuations.

The Series' investment objective is non-fundamental. This means that the Board may change the Series' objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

The following information is added to the table in the section entitled, "How we manage the Series - The securities we typically invest in":

High yield corporate bonds: Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody's or, if unrated, that we believe are of comparable quality. These securities, also known as "junk bonds," are considered to be of poor standing and predominantly speculative.

Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual company's financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds. The Series may not invest more than 20% of its net assets in high yield securities.

Short-term debt investments: These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by the instruments described in (1) - (4) above.

The Series may invest in these instruments either as a means to achieve the Series' investment objective or, more commonly, as temporary defensive investments or pending investment in the Series' principal investment securities. When investing all or a significant portion of the Series' assets in these instruments, the Series may not be able to achieve its investment objective.

Time deposits: Non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

The Series will not purchase time deposits maturing in more than seven days and time deposits maturing from two business days (as defined below) through seven calendar days will not exceed 15% of the total assets of the Series.

Zero coupon and pay-in-kind (PIK) bonds: Debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

The Series may purchase fixed income securities, including zero coupon bonds and PIK bonds, consistent with the Series' investment objective.
Foreign securities: Debt issued by a non-U.S. company or a government other than the United States or by an agency, instrumentality, or political subdivision of such government.	The Series may invest up to 20% of its net assets in securities of foreign companies or governments.

Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

The Series may invest in securities issued in any currency and may hold foreign currency.

Although we value the Series' assets daily in terms of U.S. dollars, we do not intend to convert the Series' holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct the Series' foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. We may also use forward contracts if we have agreed to sell a security and want to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes.

These transactions may increase the Series' expenses.

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs): ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Series may invest in sponsored and unsponsored ADRs. ADRs in which the Series may invest will be those that are actively traded in the United States.

In conjunction with the Series' investments in foreign securities, the Series may also invest in sponsored and unsponsored EDRs and GDRs.

The following information is added to the table in the section entitled, "How we manage the Series - The risks of investing in the Series":

Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

We may try to hedge the Series' currency risk by purchasing foreign currency exchange contracts. By agreeing to purchase or sell foreign securities at a pre-set price on a future date, we strive to protect the value of the stock the Series owns from future changes in currency rates. We will use forward currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that this strategy will be successful.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. These risks are significantly higher for emerging markets securities. Non-dollar denominated securities also carry the risk of adverse changes in foreign currency exchange rates.

We will attempt to reduce foreign investing risks through portfolio diversification, credit analysis, and attention to trends in the world economies, industries, and financial markets.

We carefully evaluate the political and economic situations in the countries where we invest and take these risks into account before we select securities for the portfolio. However, there is no way to eliminate foreign risks when investing internationally.

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

We may invest a portion of the Series' assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Series' investments in emerging markets will, in the aggregate, be limited to no more than 10% of the Series' total assets.

Foreign government securities risk is the risk that relates to the ability of a foreign government or government related issuer to make timely payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We attempt to reduce the risks associated with investing in foreign governments by limiting the portion of portfolio assets that may be invested in such securities.

Legislative and regulatory risk: The United States Congress has, from time to time, taken or considered legislative actions that could adversely affect the high yield bond market. For example, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan institutions from investing in high yield securities. Regulatory actions have also affected the high yield market. Similar actions in the future could reduce liquidity for high yield securities, reduce the number of new high yield securities being issued and could make it more difficult for a series to attain its investment objective.

We monitor the status of regulatory and legislative proposals to evaluate any possible effects they might have on the Series' portfolio.

Zero coupon and PIK bond risks: Zero coupon and PIK bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a series. For example, a series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the series may not receive the cash associated with this income until the bonds are sold or mature. If the series does not have sufficient cash to make the required distribution of accrued income, the series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

The Series may invest in zero coupon and PIK bonds to the extent consistent with the Series' investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Series.

Valuation risk: A less liquid secondary market, as described above, makes it more difficult for a series to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Series' assets that can be allocated to privately placed high yield securities.

These changes will become effective 60 days from the date of this Supplement.

Please keep this Supplement for future reference.

This Supplement is dated February 13, 2009.